                                                                   EXHIBIT 10.24


                                 CLICKOVER, INC.
                                STOCK OPTION PLAN
                            STOCK PURCHASE AGREEMENT


            (A)        Name of Purchaser:_____________________________
            (B)        Number of Plan Shares:_________________________
            (C)        Exercise Price:________________________________
            (D)        Purchase Price:________________________________
            (E)        Date of Option Agreement:______________________
            (F)        Effective Date:________________________________

        THIS STOCK PURCHASE AGREEMENT (the "Agreement") is made and entered into as of the date set forth in Item F above (the "Effective Date") between ClickOver, Inc., a California corporation (the "Company"), and the person named in Item A above (the "Purchaser").

        THE PARTIES AGREE AS FOLLOWS:

        1. Purchase of Shares. Pursuant to the Company's Stock Option Plan (the "Plan") and to a stock option agreement ("Option Agreement") between the parties dated the date set forth in Item E above, the Company hereby sells to Purchaser, and Purchaser hereby buys from the Company, that number of shares (the "Plan Shares") of the Company's Common Stock (as defined in the Plan) set forth in Item B above on the terms and conditions set forth herein and in the Plan and the Option Agreement, the terms and conditions of the Plan and the Option Agreement being hereby incorporated into this Agreement by reference.

        2. Purchase Price. Purchaser shall purchase the Plan Shares from the Company, and the Company shall sell the Plan Shares to Purchaser, at a price per share as set forth in Item C above (the "Exercise Price"), for a total purchase price as set forth in Item D above (the "Purchase Price").

        3. Manner of Payment. Purchaser shall pay the Purchase Price of the Plan Shares by delivery of cash, check, previously owned shares of Common Stock (provided that delivery of previously owned shares may not be made more than once in any six-month period), or a full recourse promissory note equal to up to 90% of the Purchase Price and payable over no more than five years (or in the manner set forth in Exhibit 5.4 to the Option Agreement evidencing the option, the absence of any Exhibit 5.4 indicating that no such exhibit was intended).

        4. Company's Right of Repurchase Upon Termination of Employment. The Plan Shares are subject to a right of repurchase in favor of the Company (the "Right of Repurchase") to the extent set forth on Exhibit 7 of the Option Agreement (the absence of Exhibit 7 in the Option Agreement indicating that no such exhibit was intended). If the Purchaser's employment, consulting or service as a director with the Company terminates before the Right of Repurchase lapses in accordance with Exhibit 7 of the Option Agreement, the Company may purchase stock subject to the Right of Repurchase (either by payment of cash or by cancellation of purchase money indebtedness) for an amount equal to the price the Optionee paid for such Plan Shares

(exclusive of any taxes paid upon acquisition of the stock) by giving notice at any time within the later of (a) 30 days after the acquisition of the Plan Shares upon option exercise, or (b) 90 days after such termination of employment that the Company is exercising its right of repurchase. The Company shall include with such notice payment in full in cash or by evidence of cancellation of purchase money indebtedness. The Purchaser may not dispose of or transfer Plan Shares while such shares are subject to the Right of Repurchase and any such attempted transfer shall be null and void.

        5. Company's Right of First Refusal Respecting Plan Shares.

               5.1 Right of First Refusal. In the event that Purchaser proposes to sell, pledge, or otherwise transfer any Plan Shares or any interest in such shares to a bona-fide third party offeror, the Company shall have a right of first refusal (the "Right of First Refusal") with respect to such Plan Shares. If Purchaser desires to transfer Plan Shares, Purchaser shall give a written notice (the "Transfer Notice") to the Company describing fully the proposed transfer, including the number of Plan Shares proposed to be transferred, the proposed transfer price, and the name and address of the bona-fide third party offeror. The Transfer Notice shall be signed both by Purchaser and by the bona-fide third party offeror and must constitute a binding commitment of both such parties for the transfer of such Plan Shares. The Company may elect to purchase the Plan Shares subject to the Transfer Notice by delivery of a notice of exercise of the Company's Right of First Refusal within 30 days after the date the Transfer Notice is delivered to the Company. The purchase price paid by the Company shall be the price per share equal to the proposed per share transfer price, and shall be paid to the Purchaser within 60 days after the date the Transfer Notice is received by the Company, unless a longer period for payment was offered by the bona-fide third party offeror, in which case the Company shall pay the purchase price within such longer period. The Company's rights under this Section 5.1 shall be freely assignable, in whole or in part. Notwithstanding the foregoing, the Right of First Refusal does not apply to a transfer of Plan Shares by gift or devise to the Purchaser's immediate family (i.e., parents, spouse or children or to a trust for the benefit of the Purchaser or any of the Purchaser's immediate family members), but does apply to any subsequent transfer of such Plan Shares by such immediate family members.

               5.2 Transfer of Plan Shares. If the Company fails to exercise the Right of First Refusal within 30 days after the date the Transfer Notice is delivered to the Company, Purchaser may, not later than 75 days following delivery to the Company of the Transfer Notice, conclude a transfer of the Plan Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by Purchaser, shall again be subject to the Company's Right of First Refusal and shall require compliance by Purchaser with the procedure described in Section 5.1 of this Agreement. If the Company exercises the Right of First Refusal, the parties shall consummate the sale of Plan Shares on the terms, other than price, as applicable under Section 5.1, set forth in the Transfer Notice, subject; provided, however, in the event the Transfer Notice provides for payment for the Plan Shares other than in cash, the Company shall have the option of paying for the Plan Shares by paying in cash the present value of the consideration described in the Transfer Notice; and further provided that if the value of noncash consideration is to be paid, and the Optionee disagrees with the value determined by the Company, the Optionee may request an independent appraisal by an appraiser acceptable to the Optionee and the Company, the costs of such appraisal to be borne equally by the Optionee and the Company. If, at the time of exercise of the right of first refusal, any notes are outstanding which represent any portion of the Purchase Price of the Plan Shares, the repurchase price shall be paid first by cancellation of any obligation for accrued but unpaid interest under such notes, next by cancellation of principal under such notes, and finally by payment of cash.

        5.3 Binding Effect of Right of First Refusal. The Company's Right of First Refusal shall inure to the benefit of the successors and assigns of the Company and shall be binding upon any transferee of Plan Shares other than a transferee acquiring Plan Shares in a transaction where the Company failed to exercise the Right of First Refusal (a "Free Transferee") or a transferee of a Free Transferee.

        5.4 Termination of Company's Right of First Refusal. Notwithstanding anything in this Section 5, the Company shall have no Right of First Refusal, and Purchaser shall have no obligation to comply with the procedures in Sections
5.1 through 5.3, after the earlier of (a) the closing of the Company's initial registered public offering to the public generally, or (b) the date ten (10) years after the Effective Date of the Option Agreement.

        6. Stock Certificate Restrictive Legends. Stock certificates evidencing Plan Shares may bear such restrictive legends as the Company and the Company's counsel deem necessary or advisable under applicable law or pursuant to this Agreement.

        7. Representations, Warranties, Covenants, and Acknowledgements of Purchaser. Purchaser hereby represents, warrants, covenants, acknowledges, and agrees that:

               7.1 Investment. Purchaser is acquiring the Plan Shares for Purchaser's own account, and not for the account of any other person. Purchaser is acquiring the Plan Shares for investment and not with a view to distribution or resale thereof except in compliance with applicable laws regulating securities.

               7.2 Business Experience. Purchaser is capable of evaluating the merits and risks of Purchaser's investment in the Company evidenced by the purchase of the Plan Shares.

               7.3 Relation of Company. Purchaser is presently an officer, director, or employee of, or consultant to, the Company and in such capacity has become personally familiar with the business, affairs, financial condition, and results of operations of the Company.

               7.4 Access to Information. Purchaser has had the opportunity to ask questions of, and to receive answers from, appropriate executive officers of the Company with respect to the terms and conditions of the transactions contemplated hereby and with respect to the business, affairs, financial condition, and results of operations of the Company. Purchaser has had access to such financial and other information as is necessary in order for Purchaser to make a fully-informed decision as to investment in the Company by way of purchase of the Plan Shares, and has had the opportunity to obtain any additional information necessary to verify any of such information to which Purchaser has had access. Purchaser acknowledges that all financial information concerning the Company that has been or will be provided to Purchaser is Confidential Information within the meaning of the Employee Confidential Information and

Inventions Agreement between Purchaser and the Company and is subject to the obligation of confidentiality and other restrictions and limitations set forth therein.

               7.5 Speculative Investment. Purchaser's investment in the Company represented by the Plan Shares is highly speculative in nature and is subject to a high degree of risk of lose in whole or in part. The amount of such investment is within Purchaser's risk capital means and is not so great in relation to Purchaser's total financial resources as would jeopardize the personal financial needs of Purchaser or Purchaser's family in the event such investment were lost in whole or in part.

               7.6 Registration. Purchaser may bear the economic risk of investment for an indefinite period of time because the sale to Purchaser of the Plan Shares has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and the Plan Shares cannot be transferred by Purchaser unless such transfer is registered under the Securities Act or an exemption from such registration is available. The Company has made no agreements, covenants or undertakings whatsoever to register the transfer of any of the Shares under the Securities Act. The Company has made no representations, warranties, or covenants whatsoever as to whether any exemption from the Securities Act, including without limitation any exemption for limited sales in routine brokers' transactions pursuant to Rule 144, will be available; if the exemption under Rule 144 is available at all, it will not be available until at least two years after payment of cash for the Plan Shares and not then unless: (a) a public trading market then exists in the Company's common stock; (b) adequate information as to the Company's financial and other affairs and operations is then available to the public; and (c) all other terms and conditions of Rule 144 have been satisfied. Purchaser understands that the resale provisions of Rule 701 will not apply until 90 days after the Company becomes subject to the reporting obligations of the Securities Exchange Act of 1934 (typically upon the effective date of an initial public offering).

               7.7 Public Trading. None of the Company's securities is presently publicly traded, and the Company has made no representation, covenant, or agreement as to whether there will be a public market for any of its securities.

               7.8 Tax Advice. The Company has made no warranties or representations to Purchaser with respect to the income tax consequences of the transactions contemplated by this Agreement and Purchaser is in no manner relying on the Company or its representatives for an assessment of such tax consequences. Purchaser shall execute and deliver to the Company a copy of the Acknowledgment and Statement of Decision Regarding Election Pursuant to Section 83(b) of the Internal Revenue Code (the "Acknowledgment") attached hereto as
Exhibit 7A and a copy of the Election Pursuant to Section 83(b) of the Code, attached hereto as Exhibit 7B, if Purchaser has indicated in the Acknowledgment his or her decision to make such an election. Purchaser will consult with his or her tax advisor to determine if there is a comparable election to file in the state of his or her residence and whether such filing is desirable under the circumstances.

        8. Binding Effect. Subject to the limitations set forth in this Agreement, this Agreement shall be binding upon, and inure to the benefit of, the executors, administrators, heirs, legal representatives, successors, and assigns of the parties hereto.

        9. Damages. Purchaser shall be liable to the Company for all costs and damages, including incidental and consequential damages, resulting from a disposition of Plan Shares which is not in conformity with the provisions of this Agreement.

        10. Disqualifying Dispositions of ISO Stock. If stock acquired by exercise of an ISO (as defined in Section 1 of the Plan) is disposed of within two years after the Effective Date (as defined in the Option Agreement) or within one year after such exercise, Purchaser immediately prior to the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the disposition as the Company may reasonably require.

        11. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California excluding those laws that direct the application of the laws of another jurisdiction.

        12. Notices. All notices and other communications under this Agreement shall be in writing. Unless and until Purchaser is notified in writing to the contrary, all notices, communications, and documents directed to the Company and related to the Agreement, if not delivered by hand, shall be mailed, addressed as follows:

               ClickOver, Inc.
               524 Alma ____________
               Attention:  President

Unless and until the Company is notified in writing to the contrary, all notices, communications, and documents intended for Purchaser and related to this Agreement, if not delivered by hand, shall be mailed to Purchaser's last known address as shown on the Company's books. Notices and communications shall be mailed by first class mail, postage prepaid; documents shall be mailed by registered mail, return receipt requested, postage prepaid. All mailings and deliveries related to this Agreement shall be deemed received when actually received, if by hand delivery, and two business days after mailing, if by mail.

        IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase Agreement as of the day and year first above written.



                                       CLICKOVER, INC.

                                       By: _____________________________________
                                       Title: __________________________________

        Purchaser hereby accepts and agrees to be bound by all of the terms and conditions of this Agreement and the Plan.

                                   Purchaser ___________________________________


        Purchaser's spouse indicates by the execution of this Agreement his or her consent to be bound by the terms herein as to his or her interests, whether as community property or otherwise, if any, in the Plan Shares hereby purchased.

                          Purchaser's Spouse____________________________________

Exhibits
--------


Exhibit 7A                     Acknowledgment Regarding Election Pursuant to
                               Section 83(b)

Exhibit 7B                     Section 83(b) Election

                          ACKNOWLEDGEMENT AND STATEMENT
                         OF DECISION REGARDING ELECTION
                          PURSUANT TO SECTION 83(b) OF
                            THE INTERNAL REVENUE CODE


        The undersigned (which term includes the undersigned's spouse), a purchaser of _____________ shares of Common Stock of ClickOver, Inc. (the "Company") pursuant to an option granted under the Company's Stock Option Plan (the "Plan"), hereby states as follows:

        1. The undersigned acknowledges receipt of a copy of a Stock Purchase Agreement by and between the undersigned and the Company (the "Agreement") effecting the purchase of shares, which the undersigned has carefully reviewed.

        2. The undersigned either [check as applicable]:

               _____ (a) has consulted, and has been fully advised by, the undersigned's own tax advisor, _____________________, whose business address is _____________________, regarding the income tax consequences of purchasing shares under the Agreement, and particularly regarding the advisability of making an election pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and pursuant to the corresponding provisions, if any, of applicable state laws (including without limitation Section 17122.7(b) of the California Revenue and Taxation Code, as amended (the "Rev. & Tax. Code") if applicable); or

               _____ (b) has knowingly chosen not to consult a tax advisor.

        3. The undersigned hereby avers that, with respect to the purchase of shares, the undersigned [check as applicable]:

               _____ (a) will make an election under Section 83(b) solely for purposes of Section 56(b)(3) of the Code (and analogous state law, if any) relating to the Alternative Minimum Tax, and a "protective" election under
Section 83(b) (and analogous state law, if any) for all other income tax purposes;

               _____ (b) will not make an election under Section 83(b) of the Code (and analogous state law, if any) for any purpose.

        4. with respect to any election under Section 83(b) of the Code, "protective" or otherwise, indicated in paragraph (3), above, the undersigned herewith submits an executed copy of the appropriate form of election and acknowledges that copies thereof have been duly and timely filed with the appropriate offices of the Internal Revenue Service and applicable state taxing authorities and that the undersigned will attach a copy of the form of election to the undersigned's federal income tax return for the year of the purchase and, if required, to the undersigned's state income tax return(s) for the same period.

        5. Neither the Company nor any subsidiary or representative of the Company has made any warranty or representation to the undersigned with respect to the tax consequences of

                                  Exhibit 7A-1
the undersigned's purchase of shares under the Agreement or of the making or failure to make an election pursuant to Section 83(b) of the Code or the corresponding provisions, if any, of applicable state law.


Date:____________________________      _________________________________________
                                                     (Purchaser)
Date:____________________________      _________________________________________
                                                       Spouse


                                         Exhibit 7A-2

                    ELECTION PURSUANT TO SECTION 83(b) OF THE
                 INTERNAL REVENUE CODE WITH RESPECT TO PROPERTY
           TRANSFERRED IN CONNECTION WITH THE PERFORMANCE OF SERVICES


        The undersigned hereby makes the election, modified to the extent described in Paragraph 9 below, authorized by Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations thereunder, with respect to shares of Common Stock of ClickOver, Inc. (the "Company") described below acquired by the undersigned on the date shown below. To the extent permitted, this election shall also serve as an election under analogous state law. As required by the Treasury Regulations under Section 83(b), the undersigned supplies herewith the following information:

        1.     The undersigned's name and address are:

               Name:_______________________________________

               Address:____________________________________

                       _____________________________________


        2. The undersigned has taxpayer identification number ___-___-____.

        3. The property with respect to which this protective election is made consists of _____________ shares of Common Stock, no par value, of the Company.

        4. The date on which the above-described property was transferred to the undersigned was _____________ 19__.

        5. As of the date of transfer, the property was subject to the following substantial risk of forfeiture:

               _________________________________________________________________

               _________________________________________________________________

        6. The fair market value of the property at the time of transfer (determined without regard to any restrictions other than restrictions which by their terms will never lapse) was $____ per share.


        7. The amount paid for the property by the undersigned was $____ per share.

        8. A copy of this election has been furnished to the Company, and a copy of this election will be attached to the undersigned's federal income tax return for the year to which this election relates.



                                   Exhibit 7B

        9. If the property was acquired by the exercise of an Incentive Stock Option within the meaning of Section 422 of the Code then, except in the event of a "disqualifying disposition" of the property, this election is protective only and does not constitute an agreement to report or include as income subject to federal income tax amounts which, but for this election, are not so reportable or includible.



Date:___________________________       _________________________________________
                                                     (Purchaser)



                                   Exhibit 7B

                                 CLICKOVER, INC.
                  ADMINISTRATION OF EMPLOYEE STOCK OPTION PLAN


I.      Board of Directors Approval on August 31, 1996.

II.     Shareholder Approval - Received _______________________.

III. Board of Directors, or a Committee appointed by the Board to administer the Plan, grants options to employees, including officers and directors who are also employees.

        A. Terms of options granted to be specified in the Board or Committee minutes:

                1.      Name of Optionee.

                2.      Grant date.

                3.      Whether an option is an ISO or an NSO.

                4. Exercisability:(1) subject to vesting or immediately exercisable; if the option is subject to a vesting schedule limiting exercisability, set forth the vesting schedule on Exhibit 5.1 to the Option Agreement. If the option is immediately exercisable and the Option Shares are then subject to a right of repurchase, do not use
                        Exhibit 5.1 but rather use Exhibit 7 to establish the dates on which the repurchase right lapses. The Vesting Base Date (generally the date employment commenced or the date of option grant) should be noted on page 1 of the Option Agreement.

                5. Term of option (if shorter than maximum term permitted by Plan).

                6.      Option price.

                        (a) ISO: must equal fair market value on the grant date.

                        (b) NSO: must equal at least 85% of fair market value on the grant date.

                        (c) ISO and NSO: must equal 110% of fair market value if Optionee is shareholder owning more than 10% of ClickOver, Inc.'s Common Stock.

IV.     Stock Option Agreement.



--------
(1) Aggregate fair market value (determined as of the grant date) of ISOs first becoming exercisable within a calendar year may not exceed $100,000. (N.B. This limit is tested by multiplying (i) the number of shares first becoming exercisable in a calendar year, and (ii) the per share exercise price, and determining whether or not this number is greater than $100,000.00.)

        A. NSO or ISO Option Agreement (either being referred to as "Option Agreement") depending on nature of grant.

               1. Attach copy of Option Plan (marked as Exhibit 1) to the appropriate Option Agreement as well as a copy of the proper Stock Purchase Agreement (marked Exhibit 5.3). Separate Exhibits 5.1 and 7 have been prepared for options which are subject to vesting and those which are immediately exercisable but subject to a right of repurchase.

               2. If term of option is other than ten years, create Exhibit 3 to specify the other term.

        B. Company, Optionee and, if applicable, spouse of Optionee (for purposes of community property law) should all sign two copies of the Option Agreement. Company and Optionee each retain one executed original. Forward one copy to HEW&M for placement in Company's corporate files. The "Effective Date" is the date of the Option Agreement and cannot precede the Grant Date.

        C. Be sure that the Option Agreement contains the exercise vesting schedule or right of repurchase desired (i.e. prepare Exhibit 5.1 or 7 as appropriate).

V.      Exercise of Option by Optionee.

        A.     Stock Purchase Agreement

               1. Attach copy of Option Plan marked as Exhibit 1A and copy of Option Agreement (executed pursuant to V, above) marked as Exhibit 1B.

               2. If an Optionee is acquiring shares that will be subject to the Company's Right of Repurchase then Optionee and, if applicable, spouse of Optionee, complete Acknowledgment, and Optionee completes three copies of Section 83(b) Election (Exhibits 7A and 7B to Stock Purchase Agreement) if Optionee has chosen to make such an Election.

                      (a)    Acknowledgment to be retained in Company files.

                      (b) Original Section 83(b) election must be filed within 30 days of exercise with IRS office where Optionee files tax returns. There is no "cure" for failure to file on time.

                       NOTE: PROOF OF MAILING IS IMPORTANT: COMPANY SHOULD SEND TO COUNSEL IMMEDIATELY UPON EXECUTION OF STOCK PURCHASE AGREEMENT A COPY OF THE ACKNOWLEDGMENT AND ONE ORIGINAL OF SECTION 83(b) ELECTION FOR FILING WITH IRS.

                      (c) Company should keep one original of Section 83(b) Election.



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
                      (d) Optionee should keep one original of Section 83(b) Election to be attached to Optionee's federal and state personal income tax return for year of option exercise.

                      (e) It is suggested that employees who are California residents file a comparable election with the Franchise Tax Board. Optionees who are not residents of California should be told to consult their own tax advisers as to the need or advisability of filing any election in their state of residence.

        B.     Stock Certificate.  Optionee gets share certificate.

               1. Share certificate to be prepared by counsel must bear restrictive legends set forth in the Stock Purchase Agreement.

               2. Each certificate must be signed by the President (or Vice President) and Secretary (or Assistant Secretary) of the Company.

               3. Each Optionee should be required to acknowledge receipt of the share certificate (a sample form of receipt is attached as Sample VI (B) (3).

        C. NSOs only: Company must either withhold from Optionee's paycheck the amount of tax required to be withheld by the Company arising from exercise of the option (the amount of income being based on the difference, if any, between the exercise price and the fair market value, on the exercise date, of the stock purchased by Optionee) or get check from Optionee for the amount of tax.

        D. ISOs only: Establish a procedure whereby Optionees notify the Company of any "disqualifying dispositions" of stock purchased pursuant to an ISO (disposition within two years after ISO grant or one year after exercise of the ISO).

        E. Right of First Refusal. Each Optionee exercising option should be advised of the Company's right of first refusal pursuant to the Stock Purchase Agreement in the event Optionee wishes to sell any of the shares.

VI.     Termination of Employment.

        A. Optionee may exercise option within time period permitted by Plan.

        B. Company may exercise repurchase right, if applicable, by giving notice to Optionee in manner and within time permitted by Option Plan and the Stock Purchase Agreement.

        C. Optionee keeps any vested portion of stock and returns any unvested or repurchased portion of stock to Company, requiring cancellation of old share certificate(s) and issuance of new certificate(s).

VII. Each action taken by Company or Optionee with respect to the Stock Option Plan should be recorded on a Stock Option Plan Ledger, a sample of which is attached. If the Company wishes to exercise its rights of first refusal (or the right of repurchase (See VI.B)), counsel should be notified in order to carry out such purchase in compliance with the California Corporations Code.



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
                                     RECEIPT


        [Name of Purchasing Optionee] hereby acknowledges receipt from ClickOver, Inc., a California corporation, of share certificate No. _____ for _______________ shares of Common Stock, this ____day of _______________, 19__.




                                [To be Signed by Purchasing Optionee]


                                Sample V (B) (3)

                              Employee Stock Option Plan Ledger



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                                                                                                                         Comments
                                                                                                                       (Termination
                        Vesting       No.      Exercise    Exercise      Shares    Certificate   Shares                Repurchase,
Employee  Grant Date  Base Date   of Shares     Price        Date     Purchased     Number     Returned    Balance    Split, Grant)
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

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





                                Sample V (B) (3)